SECURITIES & EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OF 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 April 25, 1996
                Date of Report (Date of earliest event reported)

                      Ray Ellison Mortgage Acceptance Corp.
             (exact name of registrant as specified in its charter)



       Texas                        33-76642                   74-2337351
State or other jurisdiction        Commission                 I.R.S. Employer
      of incorporation               File No.                      ID Number


        P.O. Box 5250, 4800 Fredericksburg Road, San Antonio, Texas 78201
                     (Address of principal executive office)

              Registrant's telephone number, including area code:
                                 (210) 308-1403

                                       N/A
           Former Name or former address, if changed since last report




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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                    Form 8-K

Item 2(a)

Purchase of GNMA certificates on April 25, 1996, in the amount of $12,077,673.30 from REMIC Mortgage, Inc. Funds were generated through the issuance of Ray Ellison Mortgage Acceptance Corp. 7.0% GNMA-Collateralized Bonds Series 1996A, due April 30, 2027, as follows:


Source of Funds:


Bonds Issued                                                  $ 12,500,000.00

Underwriting Expenses and Commission                              (437,500.00)

Advance (to) from Affiliated                                        15,173.30
                                                              ----------------
                                                               $12,077,673.30
                                                              ================
Application of Funds:

Purchase of GNMA Certificates                                $  12,077,673.30
                                                             ================


See also the enclosed Ray Ellison Mortgage Acceptance Corp., Issuer, and The Bank of New York, Trustee, Series 1996A Supplement dated April 25, 1996, to the Indenture dated as of August 1, 1992.

Item 5.

See Second Amendment dated February 1, 1996 to Indenture dated August 1, 1992 between Ray Ellison Mortgage Acceptance Corp., and The Bank of New York, Trustee.


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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         RAY ELLISON MORTGAGE ACCEPTANCE CORP.



                                         LOCKSLEY SIMMONS
                                         Vice President and Treasurer


                                         Date:  May 8, 1996




                                Page 3 of 3


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Exhibit Index

EX-4.1 Series 1996A Supplement dated as of April 25, 1996 to Indenture dated as of August 1, 1992 between Ray Ellison Mortgage Acceptance Corp., Issuer, and The Bank of New York, Trustee.

EX-4.2 Second Amendment dated as of February 1, 1996 to Indenture dated as of August 1, 1992 between Ray Ellison Mortgage Acceptance Corp., Issuer, and The Bank of New York, Trustee.

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